SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities exchange Act of 1934

Date of Report (Date of earliest event reported)        December 19, 2001
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                              HOLLYWOOD MEDIA CORP.
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               (Exact Name of Registrant as Specified in Charter)




Florida                                 0-22908                   65-0385686
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
of Incorporation)                                           Identification No.)



2255 Glades Road, Suite 237 West, Boca Raton, Florida                  33431
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code            (561) 998-8000
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.           Other Events.

In connection with the acquisition by Hollywood Media Corp. in May 1999 of its wholly owned subsidiary, hollywood.com, Inc., Tribune Company (as successor in interest to The Times Mirror Company) acquired 2,452,623 shares of Hollywood Media's common stock. On December 19, 2001, Tribune sold all of the shares of Hollywood Media common stock held by it, representing approximately 9.0% of the outstanding common stock, to four institutional investors. Each of the institutional investors is an existing Hollywood Media shareholder.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         None




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HOLLYWOOD MEDIA CORP.


                                    By: /s/ Mitchell Rubenstein
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                                        Mitchell Rubenstein
                                        Chairman and Chief Executive Officer


Date:  December 19, 2001